SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2002
                                                 ..............

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

             Florida                   1-9109               No. 59-1517485
.................................     ............          ....................
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)

880 Carillon Parkway, St. Petersburg, Florida  33716
.........................................................
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (727) 576-1000
                                                   ..............

_____________________________________________________________

(Former name or former address, if changed since last report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Statement Under Oath of Principal Executive Officer dated August 23, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated August 23, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On August 23, 2002, Thomas A. James, principal executive officer, and Jeffrey P. Julien, principal financial officer, of Raymond James Financial, Inc. submitted to the Securities and Exchange Commission, sworn statements pursuant with the SEC's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities and Exchange Act of 1934.

A copy of the statements are attached as Exhibit 99.1 and Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Raymond James Financial, Inc.

	By:	/s/ JEFFREY P. JULIEN
	Name:	Jeffrey P. Julien
	Title:	Senior Vice President - Finance and Chief Financial Officer

DATE: August 23, 2002

Exhibits

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 23, 2002.

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 23, 2002.